UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2022

T STAMP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 806-9906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	IDAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 11, 2022, T Stamp Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with a certain institutional investor. Pursuant to the terms of the SPA, the investor agreed, at the closing of the SPA (the “Closing”) and upon the terms and subject to the conditions set forth in the SPA, to purchase from the Company 975,000 shares of Class A Common Stock, par value $0.01 of the Company (the “Class A Common Stock”) and warrants to purchase 1,950,000 shares of Class A Common Stock of the Company (the “Warrants”) for a total purchase price of $1,511,250.

Additionally, pursuant to the SPA, the Company agreed to provide the investor a right of participation in any subsequent financings of the Company from the date of the Closing until the date that is 18 months thereafter in which the Company issues shares of its common stock (or common stock equivalents). In such an event, the investor will have the right to participate that financing in up to an amount equal to 30% of the amount raised in that financing on the same terms, conditions and price provided to other investors in the financing.

On September 14, 2022 (the “Closing Date”), the Closing of the SPA occurred. The Closing of the SPA was subject to a number of customary closing conditions, including, but not limited to, the Company’s entry into a Registration Rights Agreement and the Company’s officers and directors entering into Lock-Up Agreements, the execution of which were conditions to the Closing of the SPA.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference

The Share Purchase

Pursuant the SPA, the investor agreed to purchase, at the Closing, 975,000 shares of Class A Common Stock at a purchase price of $1.55 per share, with such purchase price being subject to customary adjustments for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions as described in the Warrants.

On the Closing Date, the investor completed the share purchase, purchasing 975,000 shares of Class A Common Stock from the Company at a purchase price of $1.55 per share.

The Warrants

Pursuant the SPA, the Company agreed to issue, as additional consideration for the share purchase described above, Warrants to purchase 1,950,000 shares of Class A Common Stock of the Company at the Closing. On the Closing Date, the Company issued the Warrants to the investor.

The Warrants have an exercise price of $1.77 per share, with such exercise price being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur while the Warrants are outstanding.

The Warrants also allow for a “cashless exercise” if, at any time after the six (6) month anniversary of the issue date of the Warrants (i.e. March 14, 2023), there is no effective registration statement registering the resale of the Class A Common Stock issuable pursuant to the Warrants. In such a case, then Warrants may also be exercised, in whole or in part, by means of a cashless exercise in which the investor will be entitled to receive a number of shares of Class A Common Stock as described in the Warrants.

The Warrants may be exercised at any time by the investor starting on the issuance date (i.e. September 14, 2022) until the five (5) year and six (6) month anniversary thereafter.

The foregoing summary of the Warrants is not complete, and is qualified by reference to a copy of the Warrants issued to the investor included as Exhibit 4.1 to this Current Report on Form 8-K.

Registration Rights Agreement

Pursuant to the SPA, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the investor, pursuant to which the Company must file a registration statement on Form S-3 (or, if the Company is ineligible to use a Form S-3, another appropriate form) with the Securities and Exchange Commission (the “SEC”) to register for resale the 975,000 shares of Class A Common Stock to be purchased pursuant to the SPA, as well as the 1,950,000 shares of Class A Common Stock issuable upon exercise of the Warrants within 15 days of the Closing of the SPA, with such registration statement becoming effective within 45 days after the Closing, subject to adjustment in the event of a review by the SEC. The Company is subject to customary penalties and liquidated damages in the event it does not meet certain filing requirements and deadlines set forth in the Registration Rights Agreement.

The Company entered into the Registration Rights Agreement on September 11, 2022.

The foregoing summary of the Registration Rights Agreement is not complete, and is qualified by reference to a copy of the Registration Rights Agreement included as Exhibit 10.2 to this Current Report on Form 8-K.

Lock-Up Agreement

Pursuant to the SPA, the Company agreed to enter into lock-up agreements (collectively the “Lock-Up Agreements”) with our executive officers and directors at the Closing. Under the Lock-Up Agreements, our executive officers and directors may not offer, sell, contract to sell, lend, hypothecate, pledge or otherwise dispose of all shares of the Company’s Common Stock beneficially owned by them for a period of fifty (50) after the effective date of the registration statement contemplated in the Registration Rights Agreement.

On the Closing Date, each of the Company’s executive officers and directors entered into Lock-Up Agreements in the form included as Exhibit 10.3 to this Current Report on Form 8-K.

The foregoing summary of the Lock-Up Agreements is not complete, and is qualified by reference to a copy of the form of the Lock-Up Agreement entered into by our officers and directors included as Exhibit 10.3 to this Current Report on Form 8-K.

Placement Agent Agreement

Pursuant to a placement agent agreement dated September 11, 2022 (the “Placement Agent Agreement”), Maxim Group LLC (the “Placement Agent”) was engaged by the Company to act as its placement agent in connection with the share and Warrant purchase under the SPA. The Company agreed to pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds received by the Company pursuant to the transactions outlined in the SPA, in addition to the reimbursement of certain expenses.

As of the date of this Current Report on Form 8-K, the Company paid the Placement Agent $90,675, representing 6% of the total purchase price under the SPA of $1,511,250. Expense reimbursements under the Placement Agent Agreement total $35,000.

A copy of the Placement Agent Agreement is included as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

On September 12, 2022, the Company sold 975,000 shares of Class A Common Stock to the investor at $1.55 per share, and issued Warrants to purchase 1,950,000 shares of Class A Common Stock exercisable at $1.77 per share (subject to adjustment), for a total purchase price of $1,511,250.

Pursuant to the SPA, the Company agreed that the proceeds from the above sales of securities would be used for working capital purposes, and not for the satisfaction of any portion of the Company’s debt.

The shares of Class A Common Stock and Warrants were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 8.01 Other Information.

On September 12, 2022, the Company issued a press release announcing its entry into the SPA. A copy of the press release is attached to this Current Report on Form 8-K on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Warrant issued to the investor dated September 14, 2022
10.1	Securities Purchase Agreement, dated September 11, 2022
10.2	Registration Rights Agreement, dated September 11, 2022
10.3	Form of Lock-Up Agreement
10.4	Placement Agent Agreement dated September 11, 2022
99.1	Press release dated September 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer

Dated: September 15, 2022